UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 30, 2020

Apollo Global Management, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35107	20-8880053
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 West 57th Street, 43rd Floor

New York, New York 10019

(Address of principal executive offices) (Zip Code)

(212) 515-3200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	APO	New York Stock Exchange
6.375% Series A Preferred Stock	APO.PR A	New York Stock Exchange
6.375% Series B Preferred Stock	APO.PR B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On April 30, 2020, Apollo Global Management, Inc., a Delaware corporation (the “Corporation”), filed an amended and restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”) with the Secretary of State of Delaware, which became effective as of such date. The Corporation also amended and restated its Bylaws (the “Amended and Restated Bylaws” and, together with the Amended and Restated Certificate of Incorporation, the “Amendments”), effective as of April 30, 2020. The Amendments were approved by the Class C Stockholder and adopted pursuant to the Certificate of Incorporation and the Bylaws of the Corporation. In addition to certain technical, conforming, and clarifying changes, the Amendments, among other things, provide for the following changes:

Voting Rights

(i)	Prior to the effectiveness of the Amendments, so long as there was a Class C Stockholder and the Apollo Group (as defined in the Amended and Restated Certificate of Incorporation) beneficially owned, in the aggregate, 10% or more of the Voting Power (as defined in the Amended and Restated Certificate of Incorporation) of the Corporation, (a) the holder of the Class C Common Stock of the Corporation (“Class C Stockholder”) had the exclusive voting power for all purposes relating to holders of capital stock of the Corporation (except as required by the Delaware General Corporation Law (the “DGCL”) or as expressly otherwise provided in the Certificate of Incorporation of the Corporation (the “Certificate”)), (b) the holders of the Class A Common Stock of the Corporation did not have any voting rights or powers except as required by the DGCL or as expressly provided in the Certificate and (c) the holders of the Class B Common Stock of the Corporation did not have any voting rights or powers except as required by the DGCL or as expressly provided in the Certificate; provided that on each matter submitted to a vote of the holders Class B Common Stock, such holders were entitled to cast a number of votes equal to the aggregate number of units in the Apollo Operating Group (as defined in the Amended and Restated Certificate of Incorporation) outstanding as of the relevant record date, less the number of shares of Class A Common Stock outstanding as of the same relevant record date (“Aggregate Class B Vote”).
(ii)	Following the effectiveness of the Amendments, as long as there is a Class C Stockholder and the Apollo Group beneficially own, in the aggregate, 10% or more of the Voting Power of the Corporation, the Class C Stockholder shall, on all matters generally submitted for vote to the stockholders (the “General Stockholder Matters”) be entitled to such number of votes as shall equal the difference of (A) nine and nine-tenths (9.9) times the aggregate number of votes entitled to be cast by the holders of Class A Common Stock and full voting preferred stock, minus (B) the Aggregate Class B Vote (such difference, the “Class C Vote”); provided that, for so long as there is a Class C Stockholder, the Aggregate Class B Vote shall not exceed 9% of the total votes entitled to be cast by holders of all shares of capital stock entitled to vote thereon.

If the number of votes entitled to be cast by the holders of shares of Class A Common Stock which are free float, as determined by the Corporation in reliance upon the guidance issued by FTSE Russell (the “Class A Free Float”), on any General Stockholder Matter equals less than 5.1% of the votes entitled to be cast by the holders of all shares of capital stock entitled to vote thereon as of the relevant record date:

(1)	the Class C Vote shall be reduced to equal such number as would result in the total number of votes cast by holders of the Class A Free Float being equal to 5.1% of the votes entitled to be cast by the holders of all shares of capital stock entitled to vote thereon, voting together as a single class (the “Class A Free Float Adjustment”); and
(2)	if, after giving effect to the Class A Free Float Adjustment, the Aggregate Class B Vote on any General Stockholder Matter would be in excess of 9% of the total number of the votes entitled to be cast thereon by the holders of all outstanding shares of capital stock, (x) the Aggregate Class B Vote shall be reduced to 9% of such total number and (y) the Class C Vote, as calculated after giving effect to the Class A Free Float Adjustment, shall be increased by a number of votes equal to the number of votes by which the Aggregate Class B Vote was reduced pursuant to the foregoing clause (x).
(iii)	Additionally, following the effectiveness of the Amendments, except as required by the Delaware General Corporation Law or as provided under the Amendments,
(1)	the Class C Stockholder shall have one vote for each share of Class C Common Stock that is outstanding on all matters (other than a General Stockholder Matter) on which the Class C Stockholder is entitled to vote;
(2)	the Class C Stockholder and the holders of Class A Common Stock, Class B Common Stock and full voting preferred stock, if any, shall vote together as a single class on matters required by the Delaware General Corporation Law and the rules of the New York Stock Exchange; and
(3)	holders of Class A Common Stock and Class B Common Stock shall each be entitled to vote on any General Stockholder Matter.

(iv)	Following the effectiveness of the Amendments, (x) in connection with the exchange of units in the Apollo Operating Group pursuant to the Sixth Amended and Restated Exchange Agreement, dated as of September 5, 2019, by and among the Corporation, each member of the Apollo Operating Group and the other parties thereto, as directed by a member of a Principal’s Group (as defined in the Agreement Among Principals, dated as of July 13, 2007, by and among Leon D. Black, Marc J. Rowan, Joshua J. Harris, Black Family Partners, L.P., MJR Foundation LLC, AP Professional Holdings, L.P. and BRH Holdings, L.P., the “Agreement Among Principals”) in accordance with the Agreement Among Principals or a party to a Roll-up Agreement (as defined in the Agreement Among Principals and, such party thereto, a “Roll-up Holder”) in accordance with their respective Roll-up Agreement (such Principal (as defined in the Amended and Restated Certificate of Incorporation) or Roll-up Holder an “Exchanging Person”), and prior to the issuance of any shares of Class A Common Stock in connection therewith to such Principal’s Group or such Roll-up Holder’s Group (as defined in the applicable Roll-up Agreement), such Exchanging Person or, in the event of such Exchanging Person’s death or disability, such Exchanging Person’s legal or personal representative may elect, by written notice to the Corporation (an “Exchange Election”), to divest all or a portion of the shares to be issued in such exchange of the right to vote on the election and removal of directors, in which case each share subject to the Exchange Election shall not entitle the holder thereof to vote on, and shall not be deemed outstanding solely for the purposes of voting on, the election or removal of directors until the earlier of (A) such time that the Exchanging Person or, in the event of such Exchanging Person’s death or disability, such Exchanging Person’s legal or personal representative provides written notice to the Corporation electing to terminate the Exchange Election with respect to such share and (B) such time that such share is no longer beneficially owned by such Principal’s Group (as defined in the Agreement Among Principals) or such Roll-up Holder’s Group (as defined in the applicable Roll-Up Agreement) (the first such event to occur with respect to which any share subject to an Exchange Election, an “Exchange Election Termination”) and (y) from and after any Exchange Election Termination with respect to any shares of Class A Common Stock. The foregoing clause (x) shall no longer apply to such shares and shall not, in and of itself, divest such shares of the right to vote on the election or removal of directors or cause such shares not to be deemed outstanding.

Election and Removal of Directors

(i)	Prior to the effectiveness of the Amendments, the Class C Stockholder had the sole right to nominate and elect, and remove with or without cause, all directors on the Corporation’s board of directors as long as the Class C Stockholder and the Apollo Group beneficially owned, in the aggregate, 10% or more of the Voting Power of the Corporation.
(ii)	Following the effectiveness of the Amendments, directors are elected by an annual meeting of the stockholders of the Corporation properly brought before the meeting and, subject to the rights of the holders of any series of preferred stock with respect to any director elected by holders of preferred stock, directors shall be elected by a plurality of the votes cast by the holders of the outstanding shares of Class A Common Stock, Class B Common Stock, Class C Common Stock and any full voting preferred stock present in person or represented by and entitled to vote on the election of directors at such annual meeting. The time, date and place of the annual meeting shall be fixed by the board of directors. Any director or the whole board of directors (other than a director elected by holders of preferred stock) may be removed, with or without cause, at any time, by the affirmative vote of the holders of a majority in voting power of the outstanding shares of Class A Common Stock, Class B Common Stock, Class C Common Stock and any full voting preferred stock entitled to vote thereon, voting together as a class.

Rights of Class C Stockholder

(i)	Following the effectiveness of the Amendments, the Class C Stockholder no longer has the right, in the case where there is a Class C Stockholder and the Apollo Group beneficially owns, in the aggregate, 10% or more of the Voting Power of the Corporation, to: (a) approve the board of directors’ decision to sell, exchange or otherwise dispose of all or substantially all of the Corporation’s assets, (b) approve any sale, exchange or other disposition, or mortgage, pledge, hypothecate or grant a security interest in all or substantially all of the Corporation’s assets, (c) approve implementation of an ERISA Trust (as defined in the Amended and Restated Certificate of Incorporation) to hold outstanding Class A Common Stock in exchange for a common share of the ERISA Trust, (d) approve the amendment or repeal of the Bylaws or adoption of provisions of the Bylaws in consistent therewith, (e) solely vote on certain amendments to the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws and (f) solely propose other business to be considered by the stockholders at an annual meeting of stockholders.

The foregoing description contained in this Item 5.03 does not purport to be a complete description of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws and is qualified in its entirety by reference to the complete text of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, filed herewith as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 8.01	Other Events.

The Company is providing a revised Table of Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters to reflect the effect of the Amendments.

The following table sets forth information regarding the beneficial ownership of shares of the Corporation’s Class A Common Stock (the “Class A shares”), the share of the Corporation’s Class B Common Stock (the “Class B share”), the share of the Corporation’s Class C Common Stock (the “Class C share”) and units of equity interests in the Apollo Operating Group (the “AOG Units”) as of April 30, 2020 by (i) each person known to us to beneficially own more than 5% of the voting outstanding equity securities of the Corporation listed in the table below, (ii) each of the Corporation’s directors, (iii) each person who is a named executive officer for 2019 and (iv) all directors and executive officers as a group.

The number of the Corporation’s Class A shares, Class B shares, Class C shares and AOG Units outstanding and the percentages of beneficial ownership are based on 228,834,099 Class A shares, 1 Class B share and 1 Class C share issued and outstanding, and 432,862,426 AOG Units outstanding, each as of April 30, 2020. As of April 30, 2020, AP Professional Holdings, L.P. held 174,873,808 AOG Units and Athene Holding Ltd. and/or its affiliates (together, “Athene”) held 29,154,519 AOG Units.

The voting power calculations for General Stockholder Matters are based on 228,430,127 voting Class A shares issued and outstanding, the voting power of the Class B share, which had 204,028,327 votes, and the voting power of the Class C share, which had 2,057,429,930 votes, each as of April 30, 2020. As of April 30, 2020, the total voting power for General Stockholder Matters of the Class A shares was 9.2%, the total voting power of the Class B shares was 8.2% and the total voting power of the Class C share was 82.6%. For certain matters, however, as required by the Delaware General Corporation Law and the rules of the New York Stock Exchange, as of April 30, 2020 the total voting power of the Class A shares was 52.8%, the total voting power of the Class B share was 47.2% and the Class C share does not vote.

Beneficial ownership is determined in accordance with the rules of the SEC. To the Corporation’s knowledge, each person named in the table below has sole voting and investment power with respect to all of the Class A shares and interests in the Corporation’s Class B share and Class C share shown as beneficially owned by such person, except as otherwise set forth in the notes to the table and pursuant to applicable community property laws. Unless otherwise indicated, the address of each person named in the table is c/o Apollo Global Management, Inc., 9 West 57th Street, New York, NY 10019.

	Class A Shares Beneficially Owned		AOG Units Beneficially Owned(1)		Class B Shares Beneficially Owned		Class C Shares Beneficially Owned		Total Percentage of Voting Power of Class A and Class B Shares(3)	Total Percentage of Voting Power of Class A Shares, Class B Shares and Class C Shares(4)
	Number	Percent(2)	Number	Percent(2)	Number	Percent	Number	Percent
Directors and Executive Officers:
Leon Black(5)(6)	11,327,166	4.9%	80,000,000	18.5%	1	100%	1	100%	49.8%	91.3%
Joshua Harris(5)(6)	1,350,000	*	45,832,643	10.6%	1	100%	1	100%	47.5%	90.9%
Marc Rowan(5)(6)	6,671,379	2.9%	32,481,402	7.5%	1	100%	1	100%	48.7%	91.1%
Pauline Richards	55,417	*	—	—	—	—	—	—	*	*
Alvin Bernard Krongard(6)	307,660	*	—	—	—	—	—	—	*	*
Michael Ducey(8)	53,199	*	—	—	—	—	—	—	*	*
Robert Kraft(9)	348,545	*	—	—	—	—	—	—	*	*
Martin Kelly	230,967	*	—	—	—	—	—	—	*	*
John Suydam(10)	644,016	*	—	—	—	—	—	—	*	*
Anthony Civale	1,241,580	*	—	—	—	—	—	—	*	*
Scott Kleinman (11)	1,354,635	*	2,033,805	*	—	—	—	—	*	*
All directors and executive officers as a group (twelve persons)(12)	24,813,064	10.8%	162,361,020	37.5%	1	100%	1	100%	52.9%	91.8%
BRH Holdings GP, Ltd.(6)	—	—	—	—	1	100%	—	—	47.2%	8.2%
AGM Management, LLC.(6)	—	—	—	—	—	—	1	100%	—	82.6%
AP Professional Holdings, L.P.(13)	—	—	174,873,808	40.4%	—	—	—	—	47.2%	8.2%
5% Stockholders:
Tiger Global Management, LLC(14)	33,913,500	14.8%	—	—	—	—	—	—	7.8%	1.4%
Capital World Investors (15)	11,791,587	5.2%	—	—	—	—	—	—	2.7%	*
The Vanguard Group(16)	17,341,946	7.6%	—	—	—	—	—	—	4.0%	*

*Represents less than 1%

(1)	Subject to certain requirements and restrictions, the AOG Units held by AP Professional Holdings, L.P. are exchangeable for our Class A shares on a one-for-one basis. Beneficial ownership of AOG Units held by AP Professional Holdings, L.P. reflected in this table has not been also reflected as beneficial ownership of the Class A shares for which such AOG Unit may be exchanged. AOG Units held by Athene are non-voting equity interests of the Apollo Operating Group and are not exchangeable for Class A shares.
(2)	The percentage of beneficial ownership of the Corporation’s Class A shares is based on a total of 228,834,099 Class A shares issued and outstanding as of April 30, 2020, plus, if applicable, Class A shares to be delivered to the respective holder within 60 days of April 30, 2020 (as calculated in accordance with Rule 13d-3(d)(1) of the Exchange Act). The percentage of beneficial ownership of AOG Units is based on a total of 432,862,426 AOG Units outstanding as of April 30, 2020.
(3)	The voting power presented in this column relates to the voting power of the Class A shares and Class B share with respect to the matters required by the Delaware General Corporation Law and the rules of the New York Stock Exchange for which the Class A shares and the Class B share vote together as a single class. The Class C share does not vote on such matters. For such matters, as of April 30, 2020, the total voting power of the Class A shares was 52.8% and the total voting power of the Class B share was 47.2%. The total percentage of voting power is based on 228,430,127 voting Class A shares outstanding, the Class A shares to be delivered to the respective holder within 60 days of April 30, 2020, as applicable, and the voting power of the Class B share, which had 204,028,327 votes, each as of April 30, 2020. The voting power calculations do not include 403,972 Class A shares held by California Public Employees’ Retirement System (the “Strategic Investor”) based on a Form 13F for the year ended December 31, 2019, filed with the SEC on January 27, 2020 by the Strategic Investor. Class A shares held by the Strategic Investor do not have voting rights. This column assumes the exchange of AOG Units held by AP Professional Holdings, L.P. into Class A shares and the number of Class A shares to be delivered to the respective holder within 60 days of April 30, 2020. This column does not assume the exchange of AOG Units into Class A shares with respect to AOG Units held by Athene, as such AOG Units are not exchangeable for Class A shares.
(4)	The voting power presented in this column relates to the voting power of Class A shares, Class B share and Class C share with respect to General Stockholder Matters specified in the Certificate of Incorporation. The total percentage of voting power is based on 228,430,127 voting Class A shares outstanding, the Class A shares to be delivered to the respective holder within 60 days of April 30, 2020, as applicable, the voting power of the Class B share, which had 204,028,327 votes, and the voting power of the Class C share, which had 2,057,429,930 votes, each as of April 30, 2020. The voting power calculations do not include 403,972 Class A shares held by the Strategic Investor, which do not have voting rights. This column assumes the exchange of AOG Units held by AP Professional Holdings, L.P. into Class A shares and the number of Class A shares to be delivered to the respective holder within 60 days of April 30, 2020. This column does not assume the exchange of AOG Units into Class A shares with respect to AOG Units held by Athene, as such AOG Units are not exchangeable for Class A shares.
(5)	The number of Class A shares presented are indirectly held by estate planning vehicles for which voting and investment control are exercised by this individual. The number of AOG Units held by AP Professional Holdings, L.P. presented are indirectly held by estate planning vehicles, for which this individual disclaims beneficial ownership except to the extent of his pecuniary interest therein. All AOG Units presented are directly held by AP Professional Holdings, L.P. Each of Messrs. Black, Rowan and Harris indirectly beneficially own limited partnership interests in BRH Holdings, L.P., which holds approximately 90.5% of the limited partnership interests in AP Professional Holdings, L.P. The number of AOG Units presented do not include any AOG Units owned by AP Professional Holdings, L.P. with respect to which each of Messrs. Black, Rowan or Harris, as one of the three owners of all of the interests in BRH Holdings GP, Ltd., the general partner of AP Professional Holdings, L.P., or as a party to the Agreement Among Principals or the Amended and Restated Shareholders Agreement, dated as of September 5, 2019, by and among Apollo Global Management, Inc., AP Professional Holdings, L.P., BRH Holdings, L.P., Black Family Partners, L.P., MJH Partners, L.P., MJR Foundation LLC, Leon D. Black, Marc J. Rowan and Joshua J. Harris, may be deemed to have shared voting or dispositive power. Each of these individuals disclaims any beneficial ownership of these units, except to the extent of his pecuniary interest therein.
(6)	BRH Holdings GP, Ltd. (“BRH”), the holder of the Class B share, is one third owned by Mr. Black, one third owned by Mr. Harris and one third owned by Mr. Rowan. Pursuant to the Agreement Among Principals, the Class B share is to be voted and disposed of by BRH based on the determination of at least two of Leon Black, Joshua Harris and Marc Rowan; as such, they share voting and dispositive power with respect to the Class B share.
(7)	Includes 250,000 Class A shares held by a trust for the benefit of Mr. Krongard’s children, for which Mr. Krongard’s children are the trustees. Mr. Krongard disclaims beneficial ownership with respect to such shares, except to the extent of his pecuniary interest therein.
(8)	Includes 2,616 Class A shares held by two trusts for the benefit of Mr. Ducey’s grandchildren, for which Mr. Ducey and several of Mr. Ducey’s immediate family members are trustees and have shared investment power. Mr. Ducey disclaims beneficial ownership of the Class A shares held in the trusts, except to the extent of his pecuniary interest therein.
(9)	Includes 330,000 Class A shares held by two entities, which are under the sole control of Mr. Kraft, and may be deemed to be beneficially owned by Mr. Kraft.

(10)	Includes 64,260 Class A shares held by a trust for the benefit of Mr. Suydam’s spouse and children, for which Mr. Suydam’s spouse is the trustee. Mr. Suydam disclaims beneficial ownership with respect to such shares, except to the extent of his pecuniary interest therein.
(11)	Includes 425,875 Class A shares held by six entities, over which Mr. Kleinman exercises voting and investment control, and may be deemed to be beneficially owned by Mr. Kleinman, and 750,000 Class A shares held indirectly or directly by an entity, over which Mr. Kleinman disclaims beneficial ownership.
(12)	Refers to shares and AOG Units beneficially owned by the individuals who were directors and executive officers as of April 30, 2020. All AOG Units presented are directly held by AP Professional Holdings, L.P., in which certain directors and executive officers beneficially own limited partnership interests.
(13)	Assumes that no AOG Units are distributed to the limited partners of AP Professional Holdings, L.P. The general partner of AP Professional Holdings, L.P. is BRH, which is one third owned by Mr. Black, one third owned by Mr. Harris and one third owned by Mr. Rowan. BRH is also the general partner of BRH Holdings, L.P., the limited partnership through which Messrs. Black, Harris and Rowan indirectly beneficially own (through estate planning vehicles) their limited partner interests in AP Professional Holdings, L.P. These individuals disclaim any beneficial ownership of these AOG Units, except to the extent of their pecuniary interest therein. BRH is the sole member of AGM Management, LLC.
(14)	Based on a Form 4 filed with the SEC on January 16, 2020, by Tiger Global Management, LLC. The address of Tiger Global Management, LLC is 9 West 57th Street, 35th Floor, New York, New York. Pursuant to an irrevocable proxy, all voting rights attaching to the shares held by Tiger Global Management, LLC are exercisable by AGM Management, LLC.
(15)	Based on a Schedule 13G filed with the SEC on February 14, 2020, by Capital World Investors, a division of Capital Research and Management Company. The address of Capital World Investors is 333 South Hope Street, Los Angeles, California.
(16)	Based on a Schedule 13G filed with the SEC on February 11, 2020, by The Vanguard Group. The address of The Vanguard Group is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

Item 9.01	Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation of Apollo Global Management, Inc.
3.2	Amended and Restated Bylaws of Apollo Global Management, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO GLOBAL MANAGEMENT, INC.

Date: April 30, 2020	By:	/s/ John J. Suydam
	Name:	John J. Suydam
	Title:	Chief Legal Officer